United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2021

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MANH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Thursday, May 13, 2021, Manhattan Associates, Inc., a Georgia corporation (the “Company”), held the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of the record date, March 19, 2021, there were 63,616,713 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 60,824,496 shares, representing approximately 96% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposals	Term Expires	Number of Votes
		For	Against	Abstained	Broker Non-Votes
1. Election of Class II Directors
Deepak Raghavan	2024	43,235,079	14,732,167	1,031,811	1,825,439
Edmond I. Eger III	2024	57,584,280	1,397,497	17,280	1,825,439
Linda T. Hollembaek	2024	56,182,662	2,799,564	16,831	1,825,439

The nominees for Class II Directors were elected, and each received the affirmative vote of a majority of the votes cast.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
2. Non-binding resolution to approve the compensation of the Company’s named executive officers.	55,408,539	3,567,656	22,862	1,825,439

The Company’s shareholders approved proposal 2 set forth above.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	60,495,434	309,666	19,396	0

The Company’s shareholders approved proposal 3 set forth above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By:	/s/ Bruce S. Richards
Bruce S. Richards
Senior Vice President, Chief Legal Officer
and Secretary

Dated:  May 13, 2021

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